Exhibit 10.64

THIS FIRST AMENDMENT (“First Amendment”) to COAL MINING LEASE (FOR “RESERVE 2”) is dated and effective as of August 21, 2012 (“Effective Date”), and is by and between COLT LLC (“Colt” or “Lessor”), a West Virginia limited liability company qualified to do business in Illinois under the name Colt Land Company LLC, and HILLSBORO ENERGY LLC (“Lessee”), a Delaware limited liability company qualified to do business in Illinois, each a “Party” and collectively the “Parties.”

W I T N E S S E T H

WHEREAS, the Parties entered into that certain Coal Mining Lease (For “Reserve 2”) dated August 12, 2010 (“Lease”) regarding the leasing of certain coal reserves and containing the terms and conditions under which such coal reserves are to be mined;

WHEREAS, the Parties entered into that certain Short Form or Memorandum of the Lease effective as of August 12, 2010 for recording purposes in order to give notice of the existence of the Lease and of some of its provisions which was recorded in the Office of the Recorder of Montgomery County, IL on August 30, 2010 in OR Book 1399, Page 135 as Instrument 201000059730 and in the Office of the Recorder of Bond County, IL on September 1, 2010 in GR 910/286 as Instrument I 141930; and

WHEREAS, the Parties are willing and have agreed to further amend the Lease in accordance with the terms, conditions, and provisions of this First Amendment.

NOW, THEREFORE, in consideration of the premises which are not mere recitals but are an integral part hereof and for other good and valuable consideration including without limitation the continuation of the Lease as amended by this First Amendment, the Parties, intending to be legally bound hereby, covenant and agree as follows:

1. “EXHIBIT A” attached to and made a part of the Lease and describing and setting forth those certain lands of Colt in Montgomery and Bond Counties, Illinois which contain the “Coal” (as defined in the Lease) leased and granted by Lessor to Lessee in the Lease and which constitute part of the “Premises” (as defined in the Lease) is hereby deleted in its entirety from the Lease and is hereby replaced by “EXHIBIT A-I” attached hereto and hereby made a part of the Lease. The Parties acknowledge and agree that “EXHIBIT A-I,” which replaces “EXHIBIT A” in its entirety, deletes eighteen (18) parcels originally listed and set forth on “EXHIBIT A” (“Eighteen Deleted Parcels”) from the scope and coverage of the Lease and from the Premises. The Eighteen Deleted Parcels are listed and set forth in “EXHIBIT B” attached hereto and hereby made a part hereof. Except for the deletion of the Eighteen Deleted Parcels therefrom, “EXHIBIT A-I” lists and sets forth the same parcels as originally set forth on “EXHIBIT A. The reason for the deletion of the Eighteen Deleted Parcels from the scope and coverage of the Lease and from the Premises is that the Eighteen Deleted Parcels are leased by Colt to Macoupin Energy LLC pursuant to that certain “Coal Mining Lease and Sublease (Unassigned Reserves),” a Short Form or Memorandum of which effective as of August 12, 2010 was recorded in the Office of the Recorder of Montgomery County, IL on September 15,2010 in OR Book 1402, Page 355 as Instrument 201000060049 and in the Office of the Recorder of Macoupin County, IL on August 31, 2010 as Document #503954.

2. In connection with this First Amendment and all transactions contemplated by this First Amendment, each Party agrees, and agrees to cause its affiliates, to execute and deliver such additional documents and instruments and to perform such additional acts as may be necessary or appropriate to effectuate, carry out, and perform all of the terms, provisions and conditions of this First Amendment and all such transactions.

3. This First Amendment shall be interpreted as mutually drafted by all Parties and shall not be construed more severely against any Party as the preparer of the document.

4. This First Amendment may be executed in any number of counterparts (including facsimile counterparts), all of which taken together shall constitute one and the same instrument, and any Party may execute this First Amendment by signing any such counterpart(s).

5. Except as expressly modified and amended in this First Amendment, all of the terms, conditions and provisions of the Lease shall remain in full force and effect.

IN WITNESS WHEREOF, each Party has executed this First Amendment to be effective as of the Effective Date.

COLT LLC

By:	/s/ Donald R. Holcomb

Name:	Donald R. Holcomb

Its Authorized Person

HILLSBORO ENERGY LLC

By:	/s/ Michael J. Beyer

Name:	Michael J. Beyer

Its:	President

STATE OF WEST VIRGINIA	)
) SS
COUNTY OF KANAWHA	)

I, the undersigned Notary Public, in and for said County in the State aforesaid, do hereby certify that Donald R. Holcomb, personally known to me to be an Authorized Person of Colt LLC, a West Virginia limited liability company qualified to do business in Illinois under the name Colt Land Company LLC, whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that as such Authorized Person he signed and delivered the said instrument of writing as an Authorized Person of said limited liability company, pursuant to authority given by said company, as his free and voluntary act, and as the free and voluntary act and deed of said company for the uses and purposes therein set forth.

Given under my hand and seal this 21st day of August, 2012.

/s/ Marc R. Weintraub
Notary Public

[SEAL]

STATE OF WEST VIRGINIA	)
) SS
COUNTY OF KANAWHA	)

I, the undersigned Notary Public, in and for said County in the State aforesaid, do hereby certify that Michael J. Beyer, personally known to me to be the President of Hillsboro Energy LLC, a Delaware limited liability company qualified to do business in Illinois, whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that as such President he signed and delivered the said instrument of writing, pursuant to authority given by said company, as his free and voluntary act, and as the free and voluntary act and deed of said company for the uses and purposes therein set forth.

Given under my hand and seal this 21st day of August, 2012.

/s/ Marc R. Weintraub
Notary Public

Prepared by: Scott L. Messmore, Bailey & Glasser LLP, 209 Capitol Street, Charleston, WV 25301.

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